EXHIBIT 10.49

                            FIRST AMENDMENT OF LEASE


     AMENDMENT made and entered as of the ______ day of ______________, 2003, by and between TOWER PLACE, L.P., a Georgia limited partnership, having an office at 3348 Peachtree Road, N.E., Atlanta, Georgia ("Landlord") and RMS TITANIC, INC., a Florida corporation, having an office at 3340 Peachtree Road, N.E., Atlanta, Georgia ("Tenant").

                                     RECITAL

     Landlord and Tenant entered into a lease agreement dated as of March 27, 2000 (the "Lease"), covering certain premises (the "Premises") originally located on the 12th floor of the Tower (the "Building") at 3340 Peachtree Road, N.E., Atlanta, Georgia, which Premises are more fully described in the Lease.

     Landlord and Tenant desire to amend the Lease to provide for the relocation of Tenant to larger premises and to extend the term.

     For and in consideration of the sum of ten dollars ($10.00) and for the mutual promises contained herein, the parties agree as follows:

                                       1.
         The Lease is hereby amended so that effective as of the October 1, 2003 (the "Substitution Date"), the Premises shall, for all purposes under the Lease, be deemed to be that space located in Suite 2250, on the 22nd floor of the Building, containing an agreed area of 4,706 rentable square feet (the "Substitute Premises"), as more fully described on Exhibit "A" which is attached hereto and incorporated herein by reference, so that the Premises shall consist solely of the Substitute Premises.

                                       2.
         Tenant shall occupy the Substitute Premises upon all of the terms, covenants, conditions and provisions of the Lease, as amended by this Amendment.

                                       3.
         Tenant agrees to accept the Substitute Premises "AS IS" on the Substitution Date and Landlord shall have no obligation to furnish, render or supply any work, labor, services, materials, furniture, fixtures, equipment, decorations or other items to make the Substitute Premises ready or suitable for

Tenant's occupancy. Notwithstanding the foregoing, Landlord shall, at Landlord's expense, steam clean the existing carpet in the Substitute Premises, cap the existing doorway in order to demise the Substitute Premises in accordance with Exhibit "A", and paint the surrounding wall to match.

                                       4.
         Tenant agrees to vacate and surrender the current space occupied by Tenant on the 12th floor of the Building by the Substitution Date, as if the Lease, relating to such space was terminated. Thereafter, all references to the Premises shall mean the Substitute Premises.

                                       5.
         The Lease is further amended so that the Expiration Date [as defined in
Section 1.1(m) of the Lease] shall be extended to March 31, 2009. 6.
         The Lease is further amended so that as of the Substitution Date, Base Rental [as defined in Section 1.1(g) of the Lease] shall become $110,591.00 per annum, payable in equal monthly installments of $9,215.92. Base Rental shall be subject to adjustment on each anniversary of the Substitution Date, which shall be fixed at 2.5% above the annual Base Rental in effect immediately prior to each such annual adjustment.

                                       7.
         Tenant shall have the right to utilize, at no additional cost to Tenant, the Substitute Premise from September 14 through September 30, 2003.

                                       8.

     Landlord agrees to waive and forgive the first six (6) monthly installments of Base Rental following the Substitution Date.

                                       9.
         Effective as of the Substitution Date, the Lease is further amended so that the Base Year [as defined in Section 1.1(j) of the Lease] shall be changed from "2000" to "2003".

                                       10.
         Effective as of the Substitution Date, the Lease is further amended so that Tenant's Share [as defined in Section 1.1(k) of the Lease] shall be changed from "0.45%" to "0.77%".

                                       11.
         Special Stipulation No. 3 of this Lease is hereby amended by changing "10%" to "5%" relating to Tenant's Share of increases in controllable Operating Expenses.

                                       12.
         Tenant represents to Landlord that Tenant has utilized the services of NAI Brannen Goddard to represent its interests in the procurement of this First Amendment. Landlord represents to Tenant that Landlord has utilized the services of CB Richard Ellis to represent its interests in the procurement of this First Amendment. Landlord agrees to compensate both of the aforementioned brokers in accordance with a separate commission agreement. Landlord and Tenant each indemnify the other from the claims of any other agents or brokers in connection with this transaction.

                                       13.
         Except as modified by this Amendment, the Lease shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment of Lease to be executed as of the day and year first above written.

                                              LANDLORD:

                                              TOWER PLACE, L.P.,
                                              a Georgia limited partnership
                                              By: Regent Peachtree Holdings, LLC
                                              a general partner

Attest:                              By:
       -------------------------        ----------------------------------------
           Terry L. Woolard                David B. Allman
           Secretary                       President

                                     TENANT:

                                     RMS TITANIC, INC.
                                     a Florida corporation


Attest:                              By:
        ------------------------        ----------------------------------------
Name:                                Name:
      --------------------------        ----------------------------------------
Its:                                 Its:
     ---------------------------        ----------------------------------------


         [CORPORATE SEAL]

tower1/rmstitanic/firstamendment